

innovus pharma

A Leader in the OTC/Consumer Care Men's and Women's Health Products

OTCQB: INNV

Corporate Presentation

December 1, 2014

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc.'s (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

Innovus Pharma

- Vision
  - To become the leader in OTC/Consumer care products in men's and women's health and vitality
  - To provide safe and effective non prescription medicine and consumer care products on a worldwide basis
- Therapeutic focus
  - Men's and women's health and vitality
  - Men and women sexual dysfunction

Innovus Pharma

Our "road map"

Execution

- Secure Funding
- SHAPE the organization for the future (products & indications)
- Build product pipeline

2013

Intense growth

- Realize the commercial potential of new products in 28 countries
- Generate Revenues from US sales channels and initial international markets

2014

Breakthrough

- Launch products on a worldwide basis
- Turn the Corner to Profitability
- Realize accelerated revenue growth from commercial partnerships worldwide
- Continue to grow product pipeline

... and beyond

Innovus Pharma's Product Portfolio

Product	Indication
Zestra Essential Arousal Oils™	Increases Arousal and Desire in Women
Zestra Glide	High Viscosity water based lubricant
EJECTDELAY	Premature Ejaculation
Sensum+	Increase penile sensitivity
Vesele	Increase in sexual and cognitive health

Innovus Pharma continues on track

- *2013:*
  - Acquisition of revenue generating products Zestra® and Zestra Glide® transforming Innovus Pharma into a commercial stage company
  - Acquisition of ex-US rights of Sensum^{+}®
- *2014:*
  - Acquisition of Vesele®
  - Sign commercial partnerships in 28 countries
  - Higher revenue growth reported
- *2015:*
  - Launch of Zestra®, EjectDelay®, Zestra Glide®, Sensum^{+}® and Vesele® in multiple countries accelerating the growth of the Company
  - Expand product pipeline and therapeutic indications

Innovus Pharma Revenue Highlight

ON TRACK TO PROJECTED YEARLY REVENUES OF $1.2-1.5M



$700,000.00
$600,000.00
$500,000.00
$400,000.00
$300,000.00
$200,000.00
$100,000.00
$-
*
Q1
Q2
Q3
Q4
2014 Fiscal Year

* Q4 revenues are based on the annual guidance of $1.2-1.5M in revenues

innovus pharma

Innovus Pharma's Signed Commercial Agreements

	Innovus Product Partnerships Agreements			
	Partner	Territory	Milestones	Royalty
Zestra®	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Sothema Labs	MENAWA	Up to $171.2M	Transfer Price
EjectDelay™	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Ovation Pharma	Morocco	Up to $ 18.6M	Tiered Double Digit
Sensum+™	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Ovation Pharma	Morocco	Up to $ 11.25M	Tiered Double Digit
	Tramorgan	UK	Up to $44M	50%
Zestra Glide®	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Sothema Labs	MENAWA	Up to $171.2M	Transfer Price
TOTAL			Up to $330M	

Note: Orimed partnership includes all four products
Sothema partnership includes Zestra® and Zestra Glide®

innovus pharma

Management & Board of Directors

Proven & Experienced Team from Leading Publically Traded Life Sciences Companies

Management Team

Bassam Damaj, Ph.D.
President & CEO, Director

Lynnette Dillen CPA
EVP and CFO

Randy Berholtz, Esq.
Acting General Counsel & Secretary

Board of Directors & Advisory Board

Henry Esber, Ph.D.
Chairman of Board

Ziad Mirza, MD
Director

Vivian Liu
Director

Robert Hoffman CPA
Advisory Board

* Pharmacopeia LIGAND genzyme A SANOFI COMPANY Pfizer
Genentech Mitsubishi Tanabe Pharma Arena APRICUS BIO

*Management Team, Board and Advisory Board Past or Present Affiliations. All Trademarks are owned by their respective companies

Why Invest in INNV ?

- **Commercial Revenue Generating Company**
  - Five commercial products (Zestra®, EjectDelay®, Sensum+®, Zestra Glide® & Vesele®)

- **High Growth & Revenues**
  - 289% increase in Q3 2014 revenues versus Q2 2014

- **Multiple Near-Term Milestones**
  - Up to $330M in sales milestones already signed with commercial partners in 28 countries
  - Introduction of additional products through acquisition in H2 2014 and H1/2015
  - Continue to announce additional commercial partnerships in H2 2014 and throughout 2015
- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Minimal Investment needed for R&D
  - Leverages established commercial partners in underserved geographies
  - Extensive network of commercial partnerships in 28 countries

- **Experienced and Proven Management Team**


CLINICALLY PROVEN
Zestra
Zestra

A Clinically Active and Proven Product to Enhance Female Sexual Desire/Arousal & Satisfaction in Women

A Commercial High Value Asset

THE PRODUCT:

- Zestra®, acquired at the end of 2013, is the only clinically-proven **COMMERCIALLY SOLD** consumer care product with statistically significant clinical efficacy in women with FSI/AD, a disorder estimated to affect 10 million women
- Over **11.5 MILLION DOSES** of Zestra® have been sold so far.
- Zestra® is **WOMEN APPROVED:** 92% of users said that they would recommend to a friend and 78% said they would use it again
- Zestra® is currently being sold in retailers such as **Walmart**, **Kroger**, **Meijer** and through distributors such as **McKesson**, and **Cardinal Health**.
- **EXCELLENT SAFETY PROFILE**: 2 in 1 million reported minor adverse events from over 11 million doses sold since launch
- Zestra® franchise is **PATENT PROTECTED** until 2021

Zestra® Caters to a Large & Unmet Medical Market

Zestra® is a leading OTC brand franchise – for improved female arousal desire & sexual satisfaction



LARGE MARKET

- ✓ **43% of women have sexual difficulties** (vs. 31% of men – ED = $6 billion market)
- ✓ **72% of sexually active women desire improved satisfaction**



NO APPROVED SOLUTIONS

- ✓ **No approved Rx solution in US**

' laumann, E.O. et al. Sexual Dysfunction in the United States: Prevalence and Predictors. JAMA, Feb. 10, 1999. vol. 281, No. 6537-542
'' deKadt Zestra quantitative Consumer Study, October 2009

innovus pharma

Zestra
Essential Arousal Oils™

Recommended by Leading Gynecologists



"All women deserve sexual satisfaction. Zestra is a breakthrough and it is safe, hormone-free and topically applied. I recommend Zestra because it is effective for so many of my patients."

– Dr. Susan Kellogg, Co-Founder and Director of Sexual Medicine,
The Pelvic and Sexual Health Institute of Philadelphia



"I have had great success using Zestra with a wide range of patients. In fact, I have had great results with my patients who are cancer survivors, and have experienced decreased sexual satisfaction due to their treatment. I frequently recommend Zestra, because it has proven to be safe and effective to enhance the sexual satisfaction of many of my patients."

– Michael L Krychman MD, Executive Director of the Southern California Center for Sexual Health and Survivorship Medicine



"Many of my patients have had a positive experience using Zestra."

– Dr. Kristene E. Whitmore, Co-Founder and Medical Director,
The Pelvic and Sexual Health Institute of Philadelphia

Top Worldwide Key Opinion Leaders Backing Zestra®

Dr. Michael L. Krychman (Executive Director of the Southern California Center for Sexual Health and Survivorship Medicine located in Newport Beach California, **USA**)

Dr. Gilbert Bou Jaoudé (Manager of the Center of Treatment and Research for the Reproductive Tract and Psychosomatic Diseases (ETPARP Center), located in Lille, France and President of the French-speaking Society for Sexual Medicine (SFMS), an affiliate of the European Society for Sexual Medicine (ESSM)) **France**)

Dr. Susan Kellogg-Spadt (Director of Female Sexual Medicine at Academic Urology Center for Pelvic Medicine in Bryn Mawr, Pennsylvania, **USA**)

Dr. Rosella Nappi (Associate Professor of Obstetrics and Gynecology at the Research Center for Reproductive Medicine and Director of the Gynecological Endocrinology & Menopause Unit at the IRCCS San Matteo Foundation, University of Pavia, **Italy**)

Dr. Santiago Palacios (Director of the Palacios' Institute of Women's Health, in Madrid, Spain, and President of the Spanish Foundation for Women and Health (FEMYS), **Spain**)

KOLs are part of Innovus Clinical advisory Board (CAB)

Very Well Reviewed and Liked Product


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CLINICALLY PROVEN
Zestra
Walmart
Item Details
Zestra Essential Arousal Oils, 3ct
$8.97
(66)
CLINICALLY PROVEN
Zestra
Essential Arousal Oils
3 PERSONAL PACKETTES

Zestra The Celebrities…


Kris
Kardashian
watch
what
happens
LIVE
THE VIEW


SILLY SLANG
SASSY SLAN
SILLY SL








"FEMALE VIAGRA"


EXTRA


BILL WEIR

In the Media


Zestra in the Media
ZESTRA FEATURED ON...
WATCH ALL VIDEOS »
access hollywood
E! NEWS
THE VIEW
eXTRA
Doctor Oz
Rachael Ray
tyra
abc NIGHTLINE
READ ABOUT US (Click logos to view articles)
SFGate
lemondrop
The Philadelphia Inquirer
The New York Times
Forbes
The New York Times

Zestra® Essential Arousal Oils™

Innovus New Marketing Strategy for Zestra®
A Multi prong Approach in the US

Contract Retail Sales Reps targeting 40,000 stores a year

Sampling through subscriptions boxes (Bulu Box, Blush Box, Globe Awards, etc..)

Over 129,000 subscribers to Zestra® website

Wellness TV commercials, medical magazine ads, etc..



Contract 25 Medical Reps Sales force targeting Gynecologists in 17 states (Consortia Health)

Store Specific Marketing Support: Sampling to Gynecologists within 30 miles of each retail store carrying Zestra®

Increase Revenues to $12-15M in Three Years

innovus pharma

Two Placebo Controlled Double Blind US Clinical Trials in 276 Women

- Clinical Efficacy-Primary Endpoints:
  - FSFI scores
  - FSEP scores as recorded in a diary
- Clinical Efficacy-Secondary Endpoints:
  - Treatment satisfaction questionnaire (WITS)
  - Consumer testing survey (ZCTS)
  - Two GAQs
    - Q1: If Sexual Satisfaction improved
    - Q2: If Number of successful encounters increased
  - FSDS, BDI and DAS
  - Sexual encounter frequency
  - Dropout rates
- Safety: Monitoring adverse events (AEs)

Zestra® Clinical Efficacy: Primary Endpoint Female Sexual Function Index (FSFI)


Desire
Improvement (% Patients)
100
90
80
70
60
50
40
30
20
10
0
Placebo
Zestra
p=0.0322


Arousal
100
90
80
70
60
50
40
30
20
10
0
Placebo
Zestra
p=0.0117

Zestra® Induced a statistically significant increase in Desire and Arousal in women using the product as compared to placebo

*2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010

Zestra® Clinical Efficacy-Secondary Endpoint Women's Inventory of Treatment Satisfaction (WITS)



WITS Total Score
Treatment Satisfaction
Sex Life Satisfaction
LS Mean Change, N=256
Placebo
Zestra
p=0.0086
p=0.0207
p=0.0246

- Women using Zestra® were 6 times more satisfied with their treatment as compared to placebo
- Women using Zestra® were twice more sexually satisfied as compared to placebo

*2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010

innovus pharma

Zestra® Safety Profile

Clinically proven: Well-established safety profile

276 patients

- No serious adverse events
- No drug / drug interactions
- Hormone-free
- Ingredients GRAS (generally recognized as safe)

Birth control pill
Anti-depressants
Hormone therapies
Diabetes
Cancer therapies

Zestra®-Commercial

Zestra® is available in the US and Canada including:

US Retailers such as:

- Walmart
- meijer
- FredMeyer
- drugstore.com
- Kroger
- C&S Wholesale Grocers
- TARGET
- Big Y
- Pathmark

Canadian Retailers such as:

- Loblaws
- Rexall
- SHOPPERS DRUG MART
- Well.ca

Distributors:

- CardinalHealth
- McKESSON
- Drug Emporium
- KeHE
- H.D. Smith
- Tree of Life

MALE DESENSITIZER

EJECTDELAY™

BENZOCAINE 7.5% GEL

Maximum Strength Ejaculatory Control Gel

TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

For the Treatment of Premature Ejaculation (PE)


EJECTDELAY
EJECTDELAY


EJECT

EjectDelay™ For Premature Ejaculation


MALE DESENSITIZER
EJECTDELAY
Maximum Strength
Ejaculatory Control Gel

- **EjectDelay™** is an OTC gel (Benzocaine 7.5%) indicated for the **treatment of premature ejaculation**.
- Benzocaine 7.5% in **EjectDelay™** is supported by a clinical study which **improved the intra-vaginal ejaculation latency time by 6.4 minutes** when compared to placebo treatment.
- Products with **Benzocaine 7.5%** for the treatment of premature ejaculation have **superior clinical efficacy** than other over the counter products, including Lidocaine, for the treatment of (Premature Ejaculation) PE.
- **PE** is the **most common form of male sexual dysfunction**, affecting 30% of men. [1]

innovus pharma

[1] J Urol, suppl 2008;179:340, abstract 988

PE is a Large Market

DIAGRAM 2



Prevalence rates of premature ejaculation (%)
30
25
20
15
10
5
0
Northern Europe
Southern Europe
Non-European*
Latin America
Middle East
Southeast Asia

Prevalence of premature ejaculation in 7 regions. Participants were asked whether in the preceding 12 months, orgasm had been reached too rapidly for at least 2 months. Adapted from: Laumann et al.: Sexual problems among women and men aged 40–80 y: prevalence and correlates identified in the Global Study of Sexual Attitudes and Behaviors adapted to (2)

DIAGRAM 1



Couples
100
80
60
40
20
0
0
200
400
600
800
1000
1200
1400
1600
IELT (seconds)

Distribution of average ejaculatory latency time on 491 couples in Europe and the United States. Adapted from: Waldinger et al.: A multinational population survey of intravaginal ejaculation latency time; adapted to (7)

Sources:

2. Laumann EO, Nicolosi A, Glasser DB et al: Sexual problems among women and men aged 40–80 y: prevalence and correlates identified in the Global Study of Sexual Attitudes and Behaviors. Int J Impot Res 2005; 17: 39–57.

7. Waldinger MD, Quinn P, Dilleen M, Mundayat R, Schweitzer DH, Boolell M: A multinational population survey of intravaginal ejaculation latency time. J Sex Med 2005; 2: 492–7.

PE a Fast Growing Market


10.3% Annual Growth
Market Size (million $)
1.3
1.2
1.1
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
2010
2011
2012
2013
2014
2017
Year

Source: companiesandmarkets.com; June 30, 2011

innovus pharma


MALE DESENSITIZER
EJECTDELAY
BENZOCAINE 7.5% GEL
Maximum Strength
Ejaculatory Control Gel

PE is a ~US $1 Billion Market


First Line Therapy in the US Prescribed by Urologists
SSRIs
Topical Anesthetics
31%
69%


PE Market Segmentation
SSRIs
Topical Anesthetics
Devices
Other
0.5%
1%
18.5%
14%
66%

Source: International Journal of Impotence Research (2009) 21, 107–115 & 2009 Nature Publishing Group

EjectDelay™: Clinical Efficacy-I-ELT


% Patients with IELT > 2 minutes, N=30
100
90
80
70
60
50
40
30
20
10
0
Placebo
Lidocaine, 8%
Benzocaine, 7.5%


Mean Change (Treatment- Baseline) in Intravaginal Ejaculation Latency Time (min)
8
7
6
5
4
3
2
1
0
Placebo
Lidocaine,8%
EjectDelay
BL
N=30
N=30
N=30

Benzocaine 7.5% achieved the highest primary and secondary endpoint efficacy

- Over 90% increase in IELT >2min
- Extended ejaculation time by 6.4min

innovus pharma

EjectDelay™: Clinical Efficacy-I-ELT


Intra-Vaginal Ejaculatory Latency Time
(minute)
0
1
2
3
4
5
6
7
BL
Placebo
BL
Placebo
BL
Placebo
Benzocaine 7.5%
Benzo 3%
Dapoxetine
(SSRI)
Tempe
(Lidocaine
Prilocaine)
EjectDelay
Benzocaine 3%

1. McMahon CG. Dapoxetine: a new option in the medical management of premature ejaculation. Ther Adv Urol. 2012 October; 4(5): 233-251
2. Culley C. PSD 502: A second Phase III, randomized, double-blind, placebo-controlled study in premature ejaculation (PE) patients in the US and Europe, AUA 2010, Abstract# 1493

innovus pharma

EjectDelay™-Commercial

- Launch of retail distribution in the US is expected to start in H2 2014
- Product License approved by Health Canada. Expected Launch in Canada in Q1 2015.
- EjectDelay™ is currently available through the following online channels:

drugstore.com the uncommon drugstore

EJECTDELAY.COM

Medicals.com Your Health Online

amazon.com

innovus pharma

Financial Snapshot

OTCQB:	INNV
Funds committed/raised for 2014	~$2.1M
Cash Runway	Q3 2015
Shares outstanding	~26M

Cash runway until Q3 2015 including standard operating expenses

Why Invest in INNV ?

- **Commercial Revenue Generating Company**
  - Five commercial products (Zestra®, EjectDelay® , Sensum+® ,Zestra Glide® & Vesele®
- **High Growth & Revenues**
  - 289% increase in Q3 revenues versus Q2
- **Multiple Near-Term Milestones**
  - Up to $330M in sales milestones already signed with commercial partners in 28 countries
  - Introduction of additional products through acquisition in H2 2014 and H1/2015
  - Continue to announce additional commercial partnerships in H2 2014 and throughout 2015
- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Minimal Investment needed for R&D
  - Leverages established commercial partners in underserved geographies
  - Extensive network of commercial partnerships in 28 countries
- **Experienced and Proven Management Team**

Contact
Bassam Damaj, Ph.D.
President & CEO
or
Lynnette Dillen, CPA
EVP & CFO

+1 858 964-5123
bdamaj@innovuspharma.com
ldillen@innovuspharma.com

innovus pharma